                                                                          [SEAL]

                                                                 Exhibit I(A)(6)

                      SECOND AMENDMENT OF RESTATED ARTICLES
                         ITT LIFE INSURANCE CORPORATION

Amendment of Restated Articles in duplicate are hereby executed by the undersigned, William E. Sweeney, President, and L. L. Kohlkof, Vice President and Secretary, of ITT Life Insurance Corporation, a Wisconsin corporation as follows:

     On March 15, 1993, the following amendment to the Restated Articles of Incorporation of ITT Life Insurance Corporation was duly adopted by the written consent of all the shareholders and the Company's Board of
     Directors:

          RESOLVED, that the First and Second Articles of the Company's Restated Articles of Incorporation be and are hereby amended and restated as follows. All other Articles of the Restated Articles of Incorporation are unchanged and continue in full force and effect.

               "FIRST: The name of the Corporation is ITT Hartford Life and Annuity Insurance Company."

               "SECOND: the name of the Registered Agent of the Corporation is CT Corporation Systems and the address of the Registered Office is 44 East Miffilin Street, Madison, Wisconsin 53703."

          FURTHER RESOLVED, that the directors and officers of the Company be and they are hereby authorized and directed to take whatever action may be required by law to give effect to this amendment of the Restated Articles of Incorporation.


Dated:     March 15, 1993                 /s/ William E. Sweeney
-------------------------------------    ------------------------------------
                                         William E. Sweeney, President

           (Seal)

                                          /s/ L. L. Kohlhof
                                         ------------------------------------
                                         L. L. Kohlhof, Vice President
                                                        & Secretary

STATE OF MINNESOTA)
                  )  SS
COUNTY OF HENNEPIN)


On this 15th day of March, 1993, before me appeared William E. Sweeney, to me personally known, who, being by me duly sworn, did say that he is the President of ITT Life Insurance Corporation, and that the seal affixed to the foregoing instrument is the corporate seal of the corporation, and that the instrument was executed in behalf of the corporation by authority of its Board of Directors, and said William E. Sweeney acknowledges the instrument to be the free act and deed of the corporation.


                                        /s/ Tami L. Johnson
[SEAL]                                  ---------------------------------------
                                        Notary Public

                                        My commission expires on
                                        9/10/97
STATE OF MINNESOTA)
                  ) ss
COUNTY OF HENNEPIN)


On this 15th day of March, 1993, before me appeared L. L. Kohlhof, who acknowledges himself to be the Vice President and Secretary of ITT Life Insurance Corporation, and that he, as such Secretary by authority to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as Secretary.


                                        /s/ Tami L. Johnson
                                        ---------------------------------------
                                        Notary Public

                                        My commission expires on
                                        9/10/97
[SEAL]

                                  Certificate to Copy of Document on File




                          STATE OF WISCONSIN

                 OFFICE OF THE COMMISSIONER OF INSURANCE






         The Commission of Insurance of the State of Wisconsin certifies that the attached copy of


                         AMENDMENT OF RESTATED ARTICLES






                           for ITT LIFE INSURANCE CORPORATION

              is a true and correct copy of the original original on file with the Office of the Commissioner of Insurance





Dated Madison, Wisconsin this 8th day of August, 1984


                                                   Thomas P. Fox
                                              Commissioner of Insurance

                         AMENDMENT OF RESTATED ARTICLES
                         ITT LIFE INSURANCE CORPORATION



Amendment of Restated Articles in duplicate are hereby executed by the undersigned, Robert W. MacDonald, President, and L. L. Kohlhof, Vice President and Secretary, of ITT Life Insurance Corporation, a Wisconsin corporation, as follows:

    On July 27, 1984 the following amendment to the Restated Articles of Incorporation of ITT Life Insurance Corporation was duly adopted by the written consent of all the shareholders and the Company's Board of Directors:

        RESOLVED, That the Fourth Article of the corporation's Restated Articles of Incorporation be and it is hereby amended and restated as follows. All other Articles of the Restated Articles of incorporation are unchanged and to continue in full force and effect.

       "Fourth: The aggregate number of shares which the corporation shall have authority to issue is 2,000 shares consisting of one class only, designated as Common Shares, of the par value of $1.B) per share."

        FURTHER RESOLVED, That the directors and officers of the corporation xx and they are hereby authorized and directed to take whatever action may be required by law to give effect to this amendment of the Restated Articles of Incorporation.



Dated:    August 6, 1984                    /s/   Robert W. MacDonald
      -----------------------               ------------------------------
                                            Robert W. MacDonald, President


                                            /s/      L. L. Kohlhof
                                            -------------------------------
                                            L. L. Kohlhof, Vice President &
                                                           Secretary

STATE OF MINNESOTA )
                   ) ss
COUNTY OF HENNEPIN )

On this 6th day of August, 1984, before me appeared Robert W. MacDonald, to me personally known, who, being by me duly sworn, did say that he is the President of ITT Life Insurance Corporation, and that the seal affixed to the foregoing instrument is the corporate seal of the corporation, and that the instrument was executed in behalf of the corporation by authority of its Board of Directors, and said Robert W. MacDonald acknowledged the instrument to be the free act and deed of the corporation.



                                         /s/  Steven Puck
                                         ---------------------
                                             Notary Public


                                         My commission expires on
                                              October 22, 1985 (SEAL)


STATE OF MINNESOTA )
                   ) ss
COUNTY OF HENNEPIN )

On this 6th day of August, 1984, before me appeared L. L. Kohlhof, who acknowledged himself to be the Vice President and Secretary of ITT Life Insurance Corporation, and that he, as such Secretary by authority to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as Secretary.



                                         /s/  Steven Puck
                                         ---------------------
                                             Notary Public


                                         My commission expires on
                                              October 22, 1985 (SEAL)


        Filed
  State of Wisconsin
    Office of the
Commissioner of Insurance
     AUG xx  1984

                       RESTATED ARTICLES OF INCORPORATION

                         ITT LIFE INSURANCE CORPORATION



     These Restated Articles of Incorporation give effect to amendments of the Articles of Incorporation and otherwise purport merely to restate all those provisions already in effect. These Restated Articles of Incorporation have been adopted by the sole shareholder and shall supersede and take the place of the heretofore existing Articles of Incorporation and amendments thereto.

     FIRST:  The name of the corporation is ITT Life Insurance Corporation.

     SECOND: The address of the Registered Office of the Corporation is Whyte and Hirschboeck. 111 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. The name of the Registered Agent at such address is Joseph C. Branch.

     THIRD: The Corporation may make insurance upon lives, may grant and issue annuities, either in connection with or separate from contracts of insurance predicated upon life risks, may issue policies stipulated to be with or without participation in profits, may issue policies or certificates of insurance against loss of life or personal injury resulting from any cause, and against loss resulting from disease or accident, and against any other casualty or risk which may be subject to life, accident or health insurance. Said Corporation in addition to the foregoing is authorized generally to do a life, accident and health insurance business, and is authorized to insure against any and all hazards against which life, accident and health insurance companies are authorized to insure by the laws of this state, or of any other state or territory of the United States or foreign countries in which the company may be licensed to carry on business. In addition to the forgoing powers, the purposes of said Corporation are all those permitted by Section 610.21 of the Wisconsin Statutes.


     FOURTH: The aggregate number of shares which the corporation shall have authority to issue is 2,000 shares consisting of one class only, designated as Common Shares, of the par value of $1,000 per share.


     FIFTH: No shareholder shall, because of his ownership of shares, have a preemptive or other right to purchase, subscribe for, or take any part of any shares or any part of the notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase shares of this corporation issued, optioned, or sold by it after its incorporation.

     SIXTH: Amendments to these Articles of Incorporation may be made at any special meeting of shareholders duly called for that purpose, or at any annual meeting of shareholders, provided that a statement of the nature of the proposed amendment is included in the Notice of Meeting, upon receiving the affirmative vote of the holders of at least two-thirds of the shares entitled to vote thereon.



Dated: March 26, 1982                   ITT Life Insurance Corporation



                                        By  /s/ Raymond H. Beck
                                          ---------------------------------
                                          Raymond H. Beck
                                          Chairman of the Board
Attest:


/s/ William A. McMahon
-----------------------------------
William A. McMahon
Secretary






This document was drafted           Filed State of Wisconsin
by: William A. McMahon                    Office of the Commissioner of
                                          Insurance
                                          April 12, 1982

                                     BYLAWS



                                       OF



                         ITT LIFE INSURANCE CORPORATION




                            EFFECTIVE JANUARY 8, 1980

                                    ARTICLE I

                               Name  -  Home Office

Section 1.  This company shall be named ITT Life Insurance Corporation.

Section 2. The Company may have such principal and other business offices, either within or without the State of Wisconsin, as the Board of Directors may designate, or as the business of the Company may require.

Section 3. The registered office of the Company required by law to be maintained in the State of Wisconsin may be, but need not be, identical with the principal office in the State of Wisconsin.


                                   ARTICLE II

            Stockholders' Meetings - Notice - Quorum - Right to Vote

Section 1. All meetings of the stockholders shall be held at the principal business office of the Company unless the Board of Directors shall otherwise provide and direct.

Section 2. The annual meeting of the stockholders shall be held on such day and at such hour as the Board of Directors may decide. For cause the Board of Directors may postpone or adjourn such annual meeting to any other time during the year.

Section 3. Special meetings of the stockholders may be called by the Board of Directors, the Executive Committee, the Chairman or Vice Chairman of the Board, the President or any Vice President.

Section 4. Notice of stockholders' meetings shall be delivered to each stockholder, either personally or by mail at his address as it appears on the records of the Company, at least seven days prior to the meeting. The notice shall state the place, date and time of the meeting and shall specify all matters proposed to be acted upon at the meeting.

Section 5. At each annual meeting the stockholders shall choose Directors as hereinafter provided.

Section 6. Each stockholder shall be entitled to one vote at all meetings of the Company for each share of stock held by such stockholder. Proxies may be authorized by written power of attorney.

Section 7. A majority of the total number of shares entitled to vote, represented in person or by proxy, shall constitute a quorum.

Section 8. Each stockholder shall be entitled to a certificate of stock which shall be signed by the President or a Vice President, and either the Treasurer or an Assistant Treasurer of the Company, and shall bear the seal of the Company, but such signatures and seal may be facsimile.


                                   ARTICLE III

                          Directors - Meetings - Quorum

Section 1. The property, business and affairs of the Company shall be managed by a board of not less than three nor more than twenty Directors, who shall be chosen by the stockholders at each annual meeting. Vacancies occurring between annual meetings may be filled by the affirmative vote of a majority of the Directors then in office. Each Director shall hold office until the next annual meeting of stockholders and until his successor is chosen and qualified.

Section 2. Meetings of the Board of Directors may be called by the direction of the Chairman of the Board, the President, or any three Directors.

Section 3. Three days' notice of meetings of the Board of Directors shall be given to each Director, either personally or by mail or telegraph, at his residence or usual place of business, but notice may be waived, at any time, in writing, and attendance of a director at a meeting shall constitute a waiver of notice of such meeting except where a director attends a meeting and objects thereat to the transaction of any business on grounds that the meeting was not lawfully called or convened.

Section 4. A majority of the number of existing directorships, but not less than two Directors, shall constitute a quorum.


                                   ARTICLE IV

                   Election of Officers - Duties of Board of
                        Directors and Executive Committee


Section 1. The Board of Directors shall annually elect a President, a Secretary and a Treasurer. It may elect a Chairman of the Board, a Vice Chairman of the Board and such Vice Presidents, other Secretaries, Assistant Secretaries, Assistant Treasurers and other officers as it may determine. All officers of the Company shall hold office during the pleasure of the Board of Directors.

Section 2. The Directors may fill any vacancy among the officers by election for the unexpired term.

Section 3. The Board of Directors may appoint from its own number an Executive Committee of not less than five Directors- The Executive Committee may exercise all powers vested in and conferred upon the Board of Directors at any time when the Board is not in session. A majority of the members of said committee shall constitute a quorum. Meetings of the committee shall be called whenever the Chairman of the Board, the President or a majority of its members shall request.

Section 4. The Board of Directors may annually appoint from its own number a Finance Committee of not less than three Directors, whose duties shall be as hereinafter provided.

Section 5. The Board of Directors may, at any time, appoint such other committees, not necessarily from its own number, as it may deem necessary for the proper conduct of the business of the Company, which committees shall have only such powers and duties as are specifically assigned to them by the Board of Directors or the Executive Committee.

For all meetings, forty-eight hours' notice shall be given but notice may be waived, at any time, in writing, and attendance of a director at a meeting shall constitute a waiver of notice of such meeting except where a director attends a meeting and objects thereat to the transaction of any business on grounds that the meeting was not lawfully called or convened.

Section 6. The Board of Directors may authorize corporate contributions, in such amounts as it determines to be reasonable, for public welfare or for charitable, scientific or educational purposes, subject to the limits and restrictions imposed by law and to such rules and regulations consistent with law as it makes.

                                    ARTICLE V

                                    Officers

                              Chairman of the Board
                                       and
                           Vice Chairman of the Board

Section 1. The Chairman of the Board shall preside at the meetings of the Board of Directors and the Executive Committee and, in the absence of the Chairman of the Finance Committee, at the meetings of the Finance Committee. In the absence or inability of the Chairman of the Board to so preside, the Vice Chairman shall preside in his place if there be one, otherwise the President shall preside.

Section 2. The Vice Chairman of the Board shall, in the absence of the Chairman of the Board, exercise the powers and perform the duties of the Chairman of the Board. He shall perform such other duties and have such other powers as may be assigned to him by the Board of Directors.


                                    President

Section 3. The President, unless the Board of Directors shall otherwise order pursuant to Section 7 below, shall be the chief executive officer of the Company and, subject to the control of the Board of Directors, shall in general supervise and control all of the business and affairs of the Company. Unless the Board of Directors shall provide otherwise, he shall, when present, preside at all meetings of the shareholders and shall preside at all meetings of the Board of Directors unless the Board shall have elected a Chairman of the Board of Directors. He shall have authority, subject to such rules as may be prescribed by the Board of Directors, to appoint such agents and employees of the Company as he shall deem necessary, to prescribe their powers, duties and compensation, and to delegate authority to them. Such agents and employees shall hold office at the discretion of the President. Except as otherwise provided in these Bylaws or by resolution of the Board of Directors, the President shall have authority to sign, execute and acknowledge, on behalf of the Company all contracts, reports and other documents or instruments necessary or proper to be executed in the course of the Company's regular business, or which shall be authorized by resolution of the Board of Directors; and except as otherwise provided by law or the Board of Directors, he may authorize any Vice President or other officer or agent of the Company to sign, execute and acknowledge such documents or instruments in his place and stead. In general, he shell perform all duties incident to the office of the chief executive officer and such other duties as may be prescribed by the Board of Directors from time to time.

If the President is not the chief executive officer, he shall have such duties and authority as prescribed by the Board of Directors or the chief executive officer.

Section 4. In the absence or inability of the President to perform his duties, the Board or the Chairman thereof may designate a Vice President to exercise the powers and perform the duties of the President during such absence or inability.


                                    Secretary


Section 5. The Secretary shall keep a record of all the meetings of the Company, of the Board of Directors and of the Executive Committee, and he shall discharge all other duties specifically required of the Secretary by law.
The other Secretaries and the Assistant Secretaries shall perform such duties as may be assigned to them by the Board of Directors or by their senior officers and any Secretary or Assistant Secretary may affix the seal of the Company and attest it and the signature of any officer to any and all instruments.


                                    Treasurer


Section 6. The Treasurer shall keep, or cause to be kept, full and accurate accounts of the Company. He shall see that the funds of the Company are disbursed as may be ordered by the Board of Directors, the Finance Committee or a duly authorized individual. He shall have charge of all moneys paid to the Company and shall deposit such to the credit of the Company or in any other properly authorized name, in such banks or depositories as may be designated in a manner provided by these bylaws. He shall also discharge all other duties that may be required of him by law.

                                 Other Officers


Section 7. The other officers shall perform such duties as may be assigned to them by the President or the Board of Directors. The Board of Directors may designate the Chairman of the Board or the Vice Chairman as the chief executive officer of the Company. In such event that person shall assume all authority, power, duties and responsibilities otherwise appointed to the President pursuant to Section 3 above, and all references to the President in these bylaws shall be regarded as references to the Chairman of the Board or Vice Chairman, as the case may be, as such chief executive officer, except where a contrary meaning is clearly required, and provided that in no case shall that person be empowered in place of the President to sign the certificates for shares of stock of the Company.

                                   ARTICLE VI

                                Finance Committee


Section 1. If a Finance Committee is established it shall be the duty of that committee to supervise the investment of the funds of the Company in securities in which insurance companies are permitted by law to invest, and all other matters connected with the management of investments. If no Finance Committee is established, this duty shall be performed by the Board of Directors.

Section 2. All loans or purchases for the investment and reinvestment of the funds of the Company shall be submitted for approval to the Finance Committee, if not specifically approved by the Board of Directors.

Section 3. Sale or transfer of any stocks or bonds shall be made upon authorization of the Finance Committee unless specifically authorized by the Board of Directors.

Section 4. Transfers of stock and registered bonds, deeds, leases, releases, sales, mortgages chattel or real, assignments or partial releases of mortgages chattel or real, and in general all instruments of defeasance of property and all agreements or contracts affecting the same, except discharges of mortgages and entries to foreclose the same as hereinafter provided, shall be authorized by the Finance Committee or the Board of Directors, and be executed jointly for the Company by two persons, to wit: the Chairman of the Board, the Vice Chairman, the President or a Vice President, and a Secretary, the Treasurer or an Assistant Treasurer, but may be acknowledged and delivered by either one of those executing the instrument; provided, however, that either a Secretary, the Treasurer, or an Assistant Treasurer alone, when authorized as aforesaid, or any person specially authorized by the Finance Committee as attorney for the Company, may make entry to foreclose any mortgage, and a Secretary, the Treasurer or an Assistant Treasurer alone is authorized, without the necessity of further authority, to discharge by deed or otherwise any mortgage on payment to the Company of the principal, interest and all charges due.

Section 5. The Finance Committee may fix times and places for regular meetings. No notice of regular meetings shall be necessary. Reasonable notice shall be given of special meetings but the action of a majority of the Finance Committee at any meeting shall be valid notwithstanding any defect in the notice of such meeting.

Section 6. In the absence of specific authorization from the Board of Directors or the Finance Committee, the Chairman of the Board, the President, a Vice President or the Treasurer shall have the power to vote or execute proxies for voting any shares held by the Company.

                                   ARTICLE VII

                                      Funds

Section 1. All monies belonging to the Company shall be deposited to the credit of the Company, or in such other name as the Finance Committee, the Chairman of the Finance Committee or such executive officers as are designated by the Board of Directors shall direct, in such bank or banks as may be designated from time to time by the Finance Committee, the Chairman of the Finance Committee or by such executive officers as are designated by the Board of Directors. Such monies shall be drawn only on checks or drafts signed by any two executive officers of the Company, provided that the Board of Directors may authorize the withdrawal of such monies by check or draft signed with the facsimile signature of any one or more executive officers, and provided further, that the Finance Committee may authorize such alternative methods of withdrawal as it deems proper.


The Board of Directors, the President, the Chairman of the Finance Committee, a Vice President, or such executive officers as are designated by the Board of Directors may authorize withdrawal of funds by checks or drafts drawn at offices of the Company to be signed by Managers, General Agents or employees of the Company, provided that all such checks or drafts shall be signed by two such authorized persons, except checks or drafts used for the payment of claims or losses which need be signed by only one such authorized person, and provided further that the Board of Directors of the Company or executive officers designated by the Board of Directors may impose such limitations or restrictions upon the withdrawal of such funds as it deems proper.

                                  ARTICLE VIII

                             Liability and Indemnity

Section 1. No person shall liable to the Company for any loss or damage suffered by it on account of any action taken or omitted to be taken by him as a director or officer of the Company, or of any other company, partnership, joint venture, trust or other enterprise for which he serves as a director, officer or employee at the request of the Company, in good faith, if such person (a) exercised and used the same degree of care and skill as a prudent man would have exercised or used under the circumstances in the conduct of his own affairs, or (b) took or omitted to take such action in reliance upon advice of counsel for the Company or upon statements made or information furnished by officers or employees of the Company which he had reasonable grounds to believe to be true. The foregoing shall not be exclusive of other rights and defenses to which he may be entitled as a matter of law.

Section 2. The Company shall indemnify any person who was or is a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, (other than one by or in the right of the Company) by reason of the fact that he is or was a director, officer or employee of the Company, or is or was serving at the request of the Company as a director, officer or employee of another company, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding had reasonable cause to believe that his conduct was unlawful.

Section 3. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, by or in the right of the Company to procure a judgement in its favor by reason of the fact that he is or was a director, officer or employee of the Company, or is or was serving at the request of the Company as a director, officer or employee of another company, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability and in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper.

Section 4. Expenses, including attorneys' fees, incurred in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of such action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or employee to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Company as authorized hereby.

Section 5. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any statute, bylaw, agreement, vote of shareholders or of disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.


                                   ARTICLE IX

                               Amendment of Bylaws

Section 1. The Directors shall have power to adopt, amend and repeal such bylaws as may be deemed necessary or appropriate for the management of the property and affairs of the Company.


Section 2. The stockholders at any annual or special meeting may amend or repeal these bylaws or adopt new ones if the notice of such meeting contains a statement of the proposed alteration, amendment, repeal or adoption of the substance thereof. Bylaws amended or adopted by the stockholders may be amended or repealed by the Directors.



State of                 )
                         )    ss.
County of                )                            19



This is to certify that the foregoing is a true copy of the Bylaws of ITT Life Insurance Corporation in full force and effect on this date.


Attest:


                        --------------------------------
                                               Secretary

                         ITT LIFE INSURANCE CORPORATION

                                   RESOLUTION

     On motion made and seconded, it was VOTED:

     RESOLVED, That in accordance with Section 9.02 of ARTICLE IX of the By-laws, the By-laws are hereby amended as follows:

     Section 4.01 of ARTICLE IV is hereby amended to read as follows:

     4.01. NUMBER. The principal officers of the corporation shall be a Chairman of the Board, a Vice Chairman, (if the Board of Directors determines to elect one or both of them), a President, such number of Vice Presidents as the Board of Directors may from time to time elect, one or more of whom may be designated Executive Vice President and one or more of whom may be designated Senior Vice President, a Secretary, and a Treasurer, each of whom shall be elected by the Board of Directors. Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the Board of Directors. Any two or more offices may be held by the same person, except the offices of President and Vice President and President and Secretary. The duties of the officers shall be those enumerated herein and any further duties designated by the Board of Directors. The duties herein specified for particular officers may be transferred to and vested in such other officers as the Board of Directors shall elect or appoint, from time to time and for such periods or without limitation as to time as the Board shall order.

     Section 4.05 of ARTICLE IV is hereby amended to read as follows:

     4.05. CHAIRMAN OF THE BOARD. VICE CHAIRMAN OF THE BOARD. The Chairman of the Board (if the Board of Directors determines to elect one) shall preside at all meetings of the Board of Directors and shall have such further and other authority, responsibility and duties as may be granted to or imposed upon him by the Board of Directors, including without limitation his designation pursuant to
Section 4.07 as chief executive officer of the corporation.

     The Vice Chairman of the Board (if the Board of Directors determines to elect one) shall have such duties and authority as may be granted to or imposed upon him by the Board of Directors, including without limitation his designation pursuant to Section 4.07 as chief executive officer of the corporation.

     Section 4.06 of ARTICLE IV is hereby amended to read as follows:

     4.06. PRESIDENT. The President, unless the Board of Directors shall otherwise order pursuant to Section 4.07, shall be the chief executive officer of the corporation and, subject to the control of the Board of Directors, shall in general supervise and control all of the business and affairs of the corporation. Unless the Board of Directors shall provide otherwise, he shall, when present, preside at all meetings of the shareholders and shall preside at all meetings of the Board of Directors unless the Board shall have elected a Chairman of the Board of Directors. He shall have authority, subject to such rules as may be prescribed by the Board of Directors, to appoint such agents and employees of the corporation as he shall deem necessary, to prescribe their powers, duties and compensation, and to delegate authority to them. Such agents and employees shall hold office at the discretion of the President. He shall have authority to sign, execute and acknowledge, on behalf of the corporation, all deeds, mortgages, bonds, stock certificates, contracts, leases, reports and all other documents or instruments necessary or proper to be executed in the course of the corporation's regular business, or which shall be authorized by resolution of the Board of Directors; and except as otherwise provided by law or the Board of Directors, he may authorize any Vice President or other officer or agent of the corporation to sign, execute and acknowledge such documents or instruments in his place and stead. In general he shall perform all duties incident to the office of the chief executive officer and such other duties as may be prescribed by the Board of Directors from time to time. In the event the Board of Directors determines not to elect a Chairman of the Board or in the event of his absence or disability, the President shall perform the duties of the Chairman of the Board and when so acting shall have all the powers of and be subject to all of the duties and restrictions imposed upon the Chairman of the Board.

     If the President is not the chief executive officer, he shall have such duties and authority as prescribed by the Board of Directors or the chief executive officer.

     Section 4.07 of ARTICLE IV is hereby amended to read as follows:

     4.07. CHAIRMAN OR VICE CHAIRMAN OF THE BOARD AS CHIEF EXECUTIVE OFFICER. The Board of Directors may designate the Chairman of the Board or the Vice Chairman as the chief executive officer of the corporation. In such event that person shall assume all authority, power, duties and responsibilities otherwise appointed to the President pursuant to Section 4.06, and all references to the President in these by-laws shall be regarded as references to the Chairman of the Board or Vice Chairman, as the case may be, as such chief executive officer, except where a contrary meaning is clearly required, and provided that in no case shall that person be empowered in place of the President to sign the certificates for shares of stock of the corporation.

                      AMENDED AND RESTATED BY-LAWS AS ADOPTED

                         ITT LIFE INSURANCE CORPORATION

                         INFORMAL ACTION OF SHAREHOLDERS
                            IN LIEU OF ANNUAL MEETING

                                  July 2, 1974

     The undersigned, holders of all the issued and outstanding shares of the above named Wisconsin corporation, hereby consent in writing, pursuant to
Section 180.92 of the Wisconsin Business Corporation Law, to the following action, such action to have the same force and effect as if taken by unanimous vote at an annual meeting of the shareholders duly convened the date set forth above.

     1.   Adopt Amended and Restated By-Laws in the form attached hereto.

     2. Set the number of directors at nine (9) and elect the following persons as such directors.

     Merlin L. Alper          David S. Davidson        James C. Gerondale
     Joseph C. Branch         Wallace A. Hintz         Harvey V. Mason
     Howard T. Cohn           William F. Higley        James R. Ridley

     3. The 1974 Annual Meeting of the Board of Directors will be held this date at the office of the corporation in Thorp, Wisconsin.

     IN WITNESS WHEREOF, the undersigned Shareholders of ITT Life Insurance Corporation have executed this Informal Action of Shareholders in Lieu of Annual Meeting to be filed as part of the minutes of said Corporation July 2, 1974.

ITT THORP CORPORATION                   LYNDON INSURANCE COMPANY

By /s/   xxx x. xxxxxxxx                By /s/    xxxxx xxxxxxxx
  ----------------------------            ----------------------------------
     Executive Vice President                Executive Vice President

                          AMENDED AND RESTATED BY-LAWS

                                       OF

                         ITT LIFE INSURANCE CORPORATION
                    (a Wisconsin Life Insurance Corporation)

                                  INTRODUCTION-
                               VARIABLE REFERENCES

Date of Adoption of these By-Laws:  July 2, 1974

Date of Incorporation:  June 14, 1965

       0.01.  Date of Annual Shareholders' meeting (see Section 2.01):


          1ST            TUESDAY             JULY          1974
        ----------      --------------    ------------   --------------
         (Week)           (Day)             (Month)      (First Year)

*

       0.02.  Required notice of shareholders' meeting (see Section 2.04):
Not less than 10 days.

*

       0.03. The number of directors shall be fixed from time to time by the Shareholders, but shall not be less than three, and shall be three in the absence of any action by the Shareholders fixing a different number. (see
Section 3.01).

*

       0.04.   Required notice of directors' meetings (see Section 3.05):

               (a)  Not less than 48 hours if by mail, and

               (b)  Not less than 24 hours if by telegram,
                    cable or radiogram, personal delivery,
                    or word of mouth, telephone or
                    radiophone.

*

       0.05. The fiscal year shall begin on the first day of January and end on the last day of December each year (see Section 8.02).

*

* These spaces are reserved for official notation of future amendments to these sections.

                               ARTICLE I.  OFFICES

       1.01. PRINCIPAL AND BUSINESS OFFICES. The corporation may have such principal and other business offices, either within or without the State of Wisconsin, as the Board of Directors may designate or as the business of the corporation may require from time to time.

       1.02. REGISTERED OFFICE. The registered office of the corporation required by law to be maintained in the State of Wisconsin may be, but need not be, identical with the principal office in the State of Wisconsin, and the address of the registered office may be changed from time to time by the Board of Directors or the registered agent. The business office of the registered agent of the corporation shall be identical to such registered office.

                            ARTICLE II.  SHAREHOLDERS

       2.01. ANNUAL MEETING. The annual meeting of the shareholders shall be held in each year on the date set forth in Section 0.01, at the hour designated in the written notice of said meeting given pursuant to Section 2.4, or at such other time and date within thirty days before or after said date as may be fixed by or under the authority of the Board of Directors, for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday in the State of Wisconsin, such meeting shall be held on the next succeeding business day. If the election of directors shall not be held on the day designated herein, or fixed as herein provided, for any annual meeting of the shareholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as conveniently may be.

       2.02. SPECIAL MEETING. Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by either the President, the Chairman of the Board (if the Board of Directors determines to elect one), the Board of Directors, or by the holders of not less than one-tenth of all shares of the corporation entitled to vote at the meeting.

       2.03. PLACE OF MEETING. The Board of Directors may designate any place; either within or without the State of Wisconsin, as the place of meeting for any annual meeting or for any special meeting called by the Board of Directors. A waiver of notice signed by all shareholders entitled to vote at a meeting may designate any place, either within or without the State of Wisconsin, as the place for the holding of such meeting. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal business office of the corporation in the State of Wisconsin or such other suitable place in the county of such principal office as may be designated by the person calling such meeting, but any meeting may be adjourned to reconvene at any place designated by vote of a majority of the shares represented thereat.

       2.04. NOTICE OF MEETING. Written notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than the number of days set forth in Section 0.02 (unless a longer period is required by law or the articles of incorporation) nor more than fifty days before the date of the meeting, either personally or by mail, by or at the direction of the President, or the Secretary, or other officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at his address as it appears on the stock record books of the corporation, with postage thereon prepaid.

       2.05. CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, fifty days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than fifty days and, in case of a meeting of shareholders, not less than ten days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the close of business on the date on which notice of the meeting is mailed or on the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall be applied to any adjournment thereof except where the determination has been made through the closing of the stock transfer books and the stated period of closing has expired.

       2.06. VOTING RECORDS. The officer or agent having charge of the stock transfer books for shares of the corporation shall, before each meeting of shareholders, make a complete record of the shareholders entitled to vote at such meeting, or any adjournment thereof, with the address of and the number of shares held by each, such records shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting for the purposes of the meeting. The original stock transfer books shall be prima facie evidence as to who are the shareholders entitled to examine such record or transfer books or to vote at any meeting of shareholders. Failure to comply with the requirements of this section shall not affect the validity of any action taken at such meeting.

       2.07. QUORUM. Except as otherwise provided in the articles of incorporation, a majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders unless the vote of a greater number or voting by classes is required by law or the articles of incorporation. Though less than a quorum of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

       2.03. CONDUCT OF MEETINGS. Except to the extent the Board of Directors may otherwise provide, the President, and in his absence, a Vice President in the order provided under Section 4.08, and in their absence, any person chosen by the shareholders present shall call the meeting of the shareholders to order and shall act as chairman of the meeting, and the Secretary of the corporation shall act as secretary of all meetings of the shareholders, but, in the absence of the Secretary, the presiding officer may appoint any other person to act as secretary of the meeting.

       2.09. PROXIES. At all meetings of shareholders, a shareholder entitled to vote may vote in person or by proxy appointed in writing by the shareholder or by his duly authorized attorney in fact. Such proxy shall be filed with the Secretary of the corporation before or at the time of the meeting. Unless otherwise provided in the proxy, a proxy may be revoked at any time before it is voted, either by written notice filed with the Secretary or the acting secretary of the meeting or by oral notice given by the shareholder to the presiding officer during the meeting. The presence of a shareholder who has filed his proxy shall not of itself constitute a revocation. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy. The Board of Directors shall have the power and authority to make rules establishing presumptions as to the validity and sufficiency of proxies.

       2.10. VOTING OF SHARES. Each outstanding share shall be entitled to one vote upon each matter submitted to a vote at a meeting of shareholders, except to the extent that the voting rights of the shares of any class or classes are enlarged, limited or denied by the articles of incorporation.

       2.11.  VOTING OF SHARES BY CERTAIN HOLDERS.

              (a) OTHER CORPORATIONS. Shares standing in the name of another corporation may be voted either in person or by proxy, by the president of such corporation or any other officer appointed by such president. A proxy executed by any principal officer of such other corporation or assistant thereto shall be conclusive evidence of the signer's authority to act, in the absence of express notice to this corporation, given in writing to the Secretary of this Corporation, of the designation of some other person by the board of directors or the by-laws of such other corporation.

              (b) LEGAL REPRESENTATIVES AND FIDUCIARIES. Shares held by an administrator, executor, guardian, conservator, trustee in bankruptcy, receiver, or assignee for creditors may be voted by him, either in person or by proxy, without a transfer of such shares into his name provided that there is filed with the Secretary before or at the time of meeting proper evidence of his incumbency and the number of shares held. Shares standing in the name of a fiduciary may be voted by him, either in person or by proxy. A proxy executed by a fiduciary shall be conclusive evidence of the signer's authority to act, in the absence of express notice to this Corporation, given in writing to the Secretary of this Corporation, that such manner of voting is expressly prohibited or otherwise directed by the document creating the fiduciary relationship.

              (c) PLEDGEES. A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

              (d) TREASURY STOCK AND SUBSIDIARIES. Neither treasury shares, nor shares held by another corporation if a majority of the shares entitled to vote for the election of directors of such other corporation is held by this corporation, shall be voted at any meeting or counted in determining the total number of outstanding shares entitled to vote, but shares of its own issue held by this Corporation in a fiduciary capacity, or held by such other corporation in a fiduciary capacity, may be voted and shall be counted in determining the total number of outstanding shares entitled to vote.

              (e) MINORS. Shares held by a minor may be voted by such minor in person or by proxy and no such vote shall be subject to disaffirmance or avoidance, unless prior to such vote the Secretary of the corporation has received written notice or has actual knowledge that such shareholder is a minor.

              (f) INCOMPETENTS AND SPENDTHRIFTS. Shares held by an incompetent or spendthrift may be voted by such incompetent or spendthrift in person or by proxy and no such vote shall be subject to disaffirmance or avoidance, unless prior to such vote the Secretary of the Corporation has actual knowledge that such shareholder has been adjudicated an incompetent or spendthrift or actual knowledge of filing of judicial proceedings for appointment of a guardian.

              (g) JOINT TENANTS. Shares registered in the names of two or more individuals who are named in the registration as joint tenants may be voted in person or by proxy signed by any one or more of such individuals if either (i) no other such individual or his legal representative is present and claims the right to participate in the voting of such shares or prior to the vote files with the Secretary of the corporation a contrary written voting authorization or direction or written denial of authority of the individual present or signing the proxy proposed to be voted or (ii) all such other individuals are deceased and the Secretary of the corporation has no actual knowledge that the survivor has been adjudicated not to be the successor to the interests of those deceased.

       2.12. WAIVER OF NOTICE BY SHAREHOLDERS. Whenever any notice whatever is required to be given to any shareholder of the corporation under the articles of incorporation or by-laws or any provision of law, a waiver thereof in writing, signed at any time, whether before or after the time of meeting, by the shareholder entitled to such notice, shall be deemed equivalent to the giving of such notice: provided that such waiver in respect to any matter of which notice is required under any provision of the Wisconsin Business Corporation Law, shall contain the same information as would have been required to be included in such notice, except the time and place of meeting.

       2.13. UNANIMOUS CONSENT WITHOUT MEETING. Any action required or permitted by the articles of incorporation or by-laws or any provision of law to be taken at any meeting of the shareholders, including annual meetings, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof.

                        ARTICLE III.  BOARD OF DIRECTORS

       3.01. GENERAL POWERS AND NUMBER. The business and affairs of the corporation shall be managed by its Board of Directors. The number of directors of the corporation shall be as provided in Section 0.03.

       3.02. TENURE AND QUALIFICATIONS. Each director shall hold office until the next annual meeting of shareholders and until his successor shall have been elected, or until his prior death, resignation or removal. A director may be removed from office by affirmative vote of a majority of the outstanding shares entitled to vote for the election of such director, taken at a meeting of shareholders called for that purpose. A director may resign at any time by filing his written resignation with the Secretary of the corporation. Directors need not be residents of the State of Wisconsin of shareholders of the corporation.

       3.03. REGULAR MEETINGS. A regular meeting of the Board of Directors shall be held without other notice than this by-law immediately after the annual meeting of shareholders, and each adjourned session thereof, or after the execution of a consent of shareholders in lieu of annual meeting of shareholders. The place of such regular meeting shall be the same as the place of the meeting of shareholders which precedes it, or such other suitable place as may be announced at such meeting of shareholders or in such consent of shareholders in lieu of annual meeting. The Board of Directors may provide, by resolution, the time and place either within or without the state of Wisconsin, for the holding of additional regular meetings without other notice than such resolution.

       3.04. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by or at the request of the Chairman of the Board (if the Board of Directors determines to elect one), the President, Secretary or any two directors. The Chairman of the Board, President or Secretary calling any special meeting of the Board of Directors may fix any place, either within or without the State of Wisconsin, as the place for holding any special meeting of the Board of Directors called by them, and if no other place is fixed the place of meeting shall be the principal business office of the corporation in the State of Wisconsin.

       3.05. NOTICE; WAIVER. Notice of each meeting of the Board of Directors (unless otherwise provided in or pursuant to Section 3.03) shall be given to each director (i) by written notice delivered personally or mailed or given by telegram, cable or radiogram to such director at his business address or at such other address as such director shall have designated in writing filed with the Secretary, or (ii) by word of mouth, telephone or radiophone personally to such director, in each case not less than that number of hours prior thereto as set forth in Section 0.04. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid. If notice be given by telegram, cable or radiogram, such notice shall be deemed to be delivered when the telegram, cable or radiogram is delivered to the transmitting agency. Whenever any notice whatever is required to be given to any director of the corporation under the articles of incorporation or by-laws or any provision of law, a waiver thereof in writing, signed at any time, whether before or after the time of meeting, by the director entitled to such notice, shall be deemed equivalent to the giving of such notice. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting and objects thereat to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

       3.06. QUORUM. Except as otherwise provided by law or by the articles of incorporation or these by-laws, a majority of the number of directors as provided in Section 0.03 shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but a majority of the directors present (though less than such quorum) may adjourn the meeting from time to time without further notice.

       3.07. MANNER OF ACTING. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless the act of a greater number is required by law or by the articles of incorporation of these by-laws.

       3.08. CONDUCT OF MEETINGS. The Chairman of the Board, or in the event the Board of Directors determines not to elect a Chairman of the Board, or in his absence, the President, and in his absence, a Vice President in the order provided under Section 4.03, and in their absence, any director chosen by the directors present, shall call meetings of the Board of Directors to order and shall act as Chairman of the meeting. The Secretary of the corporation shall act as secretary of all meetings of the Board of Directors, but in the absence of the Secretary, the presiding officer may appoint any Assistant Secretary or any director or other person present to act as secretary of the meeting.

       3.09. VACANCIES. Any vacancy occurring in the Board of Directors, including a vacancy created by an increase in the number of directors, may be filled until the next succeeding annual election by the affirmative vote of a majority of the directors then in office, though less than a quorum of the Board of Directors; provided, that in case of a vacancy created by the removal of a director by vote of the shareholders, the shareholders shall have the right to fill such vacancy at the same meeting or any adjournment thereof.

       3.10. COMPENSATION. The Board of Directors, by affirmative vote of a majority of the directors then in office, and irrespective of any personal interest of any of its members, may establish reasonable compensation of all directors for services to the corporation as directors, officers or otherwise, or may delegate such authority to an appropriate committee. The Board of Directors also shall have authority to provide for or to delegate authority to an appropriate committee to provide for reasonable pensions, disability or death benefits, and other benefits or payments, to directors, officers and employees and to their estates, families, dependents or beneficiaries on account of prior services rendered by such directors, officers and employees to the corporation.

       3.11. PRESUMPTION OF ASSENT. A director of the corporation who is present at a meeting of the Board of Directors or a committee thereof of which he is a member at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

       3.12. EXECUTIVE COMMITTEE AND OTHER COMMITTEES. The Board of Directors by resolution adopted by the affirmative vote of a majority of the number of directors as provided in Section 0.03 may designate an Executive Committee and one or more other committees, each committee to consist of three or more directors elected by the Board of Directors. The Executive Committee shall have and may exercise, when the Board of Directors is not in session, the powers of the Board of Directors in the management of the business and affairs of the corporation, provided that in no case shall the Executive Committee or any other committee act in respect to dividends to shareholders, election of principal officers or the filling of vacancies in the Board of Directors, or committees created pursuant to this section. Subject to the foregoing, the other committees, if any, shall have and may exercise such powers as may be provided in the resolution of the Board of Directors designating such committee, as such resolution may from time to time be amended and supplemented. The Board of Directors may elect one or more of its members as alternate members of any such committee who may take the place of any absent member or members at any meeting of such committee, upon request by the President, the Chairman of the Board (if the Board of Directors determines to elect one) or upon the request by the chairman of such meeting. Each such committee shall elect a presiding officer from its members, shall fix its own rules governing the conduct of its activities and shall make such reports to the Board of Directors of its activities as the Board of Directors may request.

       3.13. UNANIMOUS CONSENT WITHOUT MEETING. Any action required or permitted by the articles of incorporation or by-laws or any provision of law to be taken by the Board of Directors or any committee thereof at a meeting or by resolution may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors or members of such committee entitled to vote with respect to such action then in office.

                              ARTICLE IV.  OFFICERS

       4.01. NUMBER. The principal officers of the corporation shall be a Chairman of the Board (if the Board of Directors determines to elect one), a President, such number of Vice Presidents as the Board of Directors may from time to time elect, one or more of whom may be designated Executive Vice President and one or more of whom may be designated Senior Vice President, a Secretary, and a Treasurer, each of whom shall be elected by the Board of Directors. Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the Board of Directors. Any two or more offices may be held by the same person, except the offices of President and Vice President and President and Secretary. The duties of the officers shall be those enumerated herein and any further duties designated by the Board of Directors. The duties herein specified for particular officers may be transferred to and vested in such other officers as the Board of Directors shall elect or appoint, from time to time and for such periods or without limitation as to time as the Board shall order.

       4.02. ELECTION AND TERM OF OFFICE. The officers of the corporation to be elected by the Board of Directors shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of the shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be. Each officer shall hold office until his successor shall have been duly elected or until his prior death, resignation or removal.

       4.03. REMOVAL. Any officer may be removed by the Board of Directors whenever in its judgment the best interests of the corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment shall not of itself create contract rights.

       4.04. VACANCIES. A vacancy in any principal office because of death, resignation, removal, disqualification, or otherwise, shall be filled by the Board of Directors for the unexpired portion of the term.

       4.05. CHAIRMAN OF THE BOARD. The Chairman of the Board (if the Board of Directors determines to elect one) shall preside at all meetings of the Board of Directors and shall have such further and other authority, responsibility and duties as may be granted to or imposed upon him by the Board of Directors, including without limitation his designation pursuant to Section 4.07 as chief executive officer of the corporation.

       4.06. PRESIDENT. The President, unless the Board of Directors shall otherwise order pursuant to Section 4.07, shall be the chief executive officer of the corporation and, subject to the control of the Board of Directors, shall in general supervise and control all of the business and affairs of the corporation. Unless the Board of Directors shall provide otherwise, he shall, when present, preside at all meetings of the shareholders and shall preside at all meetings of the Board of Directors unless the Board shall have elected a Chairman of the Board of Directors. He shall have authority, subject to such rules as may be prescribed by the Board of Directors, to appoint such agents and employees of the corporation as he shall deem necessary, to prescribe their powers, duties and compensation, and to delegate authority to them. Such agents and employees shall hold office at the discretion of the President. He shall have authority to sign, execute and acknowledge, on behalf of the corporation, all deeds, mortgages, bonds, stock certificates, contracts, leases, reports and all other documents or instruments necessary or proper to be executed in the course of the corporation's regular business, or which shall be authorized by resolution of the Board of Directors; and except as otherwise provided by law or the Board of Directors, he may authorize any Vice President or other officer or agent of the corporation to sign, execute and acknowledge such documents or instruments in his place and stead. In general he shall perform all duties incident to the office of the chief executive officer and such other duties as may be prescribed by the Board of Directors from time to time. In the event the Board of Directors determines not to elect a Chairman of the Board or in the event of his absence or disability, the President shall perform the duties of the Chairman of the Board and when so acting shall have all the powers of and be subject to all of the duties and restrictions imposed upon the Chairman of the Board.

       4.07. CHAIRMAN OF THE BOARD AS CHIEF EXECUTIVE OFFICER. The Board of Directors may designate the Chairman of the Board as the chief executive officer of the corporation. In such event, the Chairman of the Board shall assume all authority, power, duties and responsibilities otherwise appointed to the President pursuant to Section 4.06, and all references to the President in these by-laws shall be regarded as references to the Chairman of the Board as such chief executive officer, except where a contrary meaning is clearly required, and provided that in no case shall the Chairman of the Board be empowered in place of the President to sign the certificates for shares of stock of the corporation.

       In further consequence of designating the Chairman of the Board as the chief executive officer, the President shall thereby become the chief administrative officer of the corporation. He shall, in the absence of the Chairman of the Board, preside at all meetings of stockholders and directors. During the absence or disability of the Chairman of the Board he shall exercise the functions of the chief executive officer of the Corporation. He shall have authority to sign all certificates, contracts, and other instruments of the corporation necessary or proper to be executed in the course of the corporation's regular business or which shall be authorized by the Board of Directors and shall perform all such other duties as are incident to his office or are properly required of him by the Board of Directors or the Chairman of the Board. He shall have the authority, subject to such rules, directions, or orders, as may be prescribed by the Chairman of the Board or the Board of Directors, to appoint and terminate the appointment of such agents and employees of the corporation as he shall deem necessary, to prescribe their power, duties and compensation and to delegate authority to them.

       4.08. THE VICE PRESIDENTS. At the time of election, one or more of the Vice Presidents may be designated Executive Vice President and one or more of the Vice Presidents may be designated Senior Vice President. In the absence of the President or in the event of his death, inability or refusal to act, or in the event for any reason it shall be impracticable for the President to act personally, the Executive Vice President, or if more than one, the Executive Vice Presidents in the order designated at the time of their election, or in the absence of any such designation, then in the order of their election, or in the event of his or their inability to act then the Senior Vice President or if more than one, the Senior Vice Presidents in the order designated at the time of their election, or in the absence of any such designation in the order of their election, shall perform the duties of the President and when so acting shall have all the powers of and be subject to all the restrictions upon the President. Any Vice President may sign with the Secretary or Assistant Secretary certificates for shares of the corporation and shall perform such other duties as from time to time may be assigned to him by the President or the Board of Directors.

       4.09. THE SECRETARY. The Secretary shall: (a) keep the minutes of the meetings of the shareholders and of the Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these by-laws or as required by law; (c) be custodian of the corporate records and of the seal of the corporation and see that the seal of the corporation is affixed to all documents the execution of which on behalf of the corporation under its seal is duly authorized; (d) keep or arrange for the keeping of a register of the post office address of each shareholder which shall be furnished to the Secretary by such shareholder; (e) sign with the President, or a Vice President, certificates for shares of the corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the corporation; and (g) in general perform all duties incident to the office of Secretary and have such other duties and exercise such authority as from time to time may be delegated or assigned to him by the President or by the Board of Directors.

       4.10. THE TREASURER. The Treasurer shall: (a) have charge and custody of and be responsible for all funds and securities of the corporation; (b) receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such banks, trust companies or other depositaries as shall be selected in accordance with the provisions of Section 5.04; and (c) in general perform all of the duties incident to the office of Treasurer and have such other authority as from time to time may be delegated or assigned to him by the President or by the Board of Directors. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such survey or sureties as the Board of Directors shall determine.

       4.11. ASSISTANT SECRETARY AND ASSISTANT TREASURERS. There shall be such number of Assistant Secretaries and Assistant Treasurers as the Board of Directors may from time to time authorize. The Assistant Secretaries may sign with the President or a Vice President certificates for shares of the corporation, the issuance of which shall have been authorized by a resolution of the Board of Directors. The Assistant Treasurers shall respectively, if required by the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors shall determine. The Assistant Secretaries and Assistant Treasurers, in general, shall perform such duties and have such authority as shall from time to time be delegated or assigned to them by the Secretary or the Treasurer, respectively, or by the President or the Board of Directors.

       4.12. OTHER ASSISTANTS AND ACTING OFFICERS. The Board of Directors shall have the power to appoint any person to act as assistant to any officer or as agent for the corporation in his stead, or to perform the duties of such officer whenever for any reason it is impracticable for such officer to act personally, and such assistant or acting officer or other agent so appointed by the Board of Directors shall have the power to perform all the duties of the office to which he is so appointed to be assistant, or as to which he is so appointed to act, except as such power may be otherwise defined or restricted by the Board of Directors.

       4.13. SALARIES. The salaries of the principal officers shall be fixed from time to time by the Board of Directors or by a duly authorized committee thereof, and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the corporation.

               ARTICLE V.  CONTRACTS, LOANS, CHECKS AND DEPOSITS:
                             SPECIAL CORPORATE ACTS

       5.01. CONTRACTS. The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute or deliver any instrument in the name of and on behalf of the corporation, and such authorization may be general or confined to specific instances. In the absence of other designation, all deeds, mortgages and instruments of assignment or pledge made by the corporation shall be executed in the name of the corporation by the Chairman of the Board (if the Board of Directors determines to elect one), the President or one of the Vice Presidents and by the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer; the Secretary or an Assistant Secretary, when necessary or required shall affix the corporate seal thereto; and when so executed no other party to such instrument or any third party shall be required to make any inquiry into the authority of the signing officer or officers.

       5.02. LOANS. No indebtedness for borrowed money shall be contracted on behalf of the corporation and no evidences of such indebtedness shall be issued in its name unless authorized by or under the authority of a resolution of the Board of Directors. Such authorization may be general or confined to specific instances.

       5.03. CHECKS, DRAFTS, ETC. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation, shall be signed by such officer or officers, agent or agents of the corporation and in such manner, including by means of facsimile signatures, as shall from time to time be determined by or under the authority of a resolution of the Board of Directors.

       5.04. DEPOSITS. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositaries as may be selected by or under the authority of a resolution of the Board of Directors.

       5.05. VOTING OF SECURITIES OWNED BY THIS CORPORATION. Subject always to the specific directions of the Board of Directors, (a) any shares or other securities issued by any other corporation and owned or controlled by this corporation may be voted at any meeting of security holders of such other corporation by the Chairman of the Board (if the Board of Directors determines to elect one) or the President of this corporation if present, or in their absence by any Vice President of this corporation who may be present, and
(b) whenever, in the judgment of the Chairman of the Board (if the Board of Directors determines to elect one) or the President, or in their absence, of any Vice President, it is desirable for this corporation to execute a proxy or written consent in respect to any shares or other securities issued by any other corporation and owned by this corporation, such proxy or consent shall be executed in the name of this corporation by the Chairman of the Board (if the Board of Directors determines to elect one), the President or one of the Vice Presidents of this corporation, without necessity of any authorization by the Board of Directors, affixation of corporate seal or counter-signature or attestation by another officer. Any person or persons designated in the manner above stated as the proxy or proxies of this corporation shall have full right, power and authority to vote the shares or other securities issued by such other corporation and owned by this corporation the same as such shares or other securities might be voted by this corporation.

             ARTICLE VI.  CERTIFICATES FOR SHARES AND THEIR TRANSFER

       6.01. CERTIFICATES FOR SHARES. Certificates representing shares of the corporation shall be in such form, consistent with law, as shall be determined by the Board of Directors. Such certificates shall be signed by the President or a Vice President and by the Secretary or an Assistant Secretary. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the corporation. All certificates surrendered to the corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except as provided in Section 6.06.

       6.02. FACSIMILE SIGNATURES AND SEAL. The seal of the corporation on any certificates for shares may be a facsimile. The signatures of the President or Vice President and the Secretary or Assistant Secretary upon a certificate may be facsimiles if the certificate is manually signed on behalf of a transfer agent or a registrar, other than the corporation itself or an employee of the corporation.

       6.03. SIGNATURE BY FORMER OFFICERS. In case any officer, who has signed or whose facsimile signature has been placed upon any certificate for shares, shall have ceased to be such officer before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer at the date of its issue.

       6.04. TRANSFER OF SHARES. Prior to due presentment of a certificate for shares for registration or transfer the corporation may treat the registered owner of such shares as the person exclusively entitled to vote, to receive notifications and otherwise to have and exercise all the rights and power of an owner. Where a certificate for shares is presented to the corporation with a request to register for transfer, the corporation shall not be liable to the owner or any other person suffering loss as a result of such registration of transfer if (a) there were on or with the certificate the necessary endorsements, and (b) the corporation had no duty to inquire into adverse claims or has discharged any such duty. The corporation may require reasonable assurance that said endorsements are genuine and effective and in compliance with such other regulations as may be prescribed by or under the authority of the Board of Directors.

       6.05. RESTRICTIONS ON TRANSFER. The face or reverse side of each certificate representing shares shall bear a conspicuous notation of any restriction imposed by the corporation upon the transfer of such shares.

       6.06. LOST, DESTROYED OR STOLEN CERTIFICATES. Where the owner claims that his certificate for shares has been lost, destroyed or wrongfully taken, a new certificate shall be issued in place thereof if the owner (a) so requests before the corporation has notice that such shares have been acquired by a bona fide purchaser, and (b) files with the corporation a sufficient indemnity bond, and (c) satisfies such other reasonable requirements as may be prescribed by or under the authority of the Board of Directors.

       6.07. CONSIDERATION FOR SHARES. The shares of the corporation may be issued for such consideration as shall be fixed from time to time by the Board of Directors, provided that any shares having a par value shall not be issued for a consideration less than the par value thereof. The consideration to be paid for shares may be paid in whole or in part, in money, in other property, tangible or intangible, or in labor or services actually performed for the corporation. When payment of the consideration for which shares are to be issued shall have been received by the corporation, such shares shall be deemed to be fully paid and nonassessable by the corporation. No certificate shall be issued for any share until such share is fully paid.

       6.08. STOCK REGULATIONS. The Board of Directors shall have the power and authority to make all such further rules and regulations not inconsistent with the statutes of the State of Wisconsin as it may deem expedient concerning the issue, transfer and registration of certificates representing shares of the corporation, including the appointment or designation of one or more stock transfer agents and one or more stock registrars.

               ARTICLE VII.  OFFICERS AND DIRECTORS; LIABILITY AND
                         INDEMNITY; TRANSACTIONS WITH CORPORATION

       7.01. LIABILITY OF DIRECTORS AND OFFICERS. No person shall be liable to the corporation for any loss or damage suffered by it on account of any action taken or omitted to be taken by him as a director or officer of the corporation, or of any other corporation which he serves as a director or officer at the request of the corporation, in good faith, if such person (a) exercised and used the same degree of care and skill as a prudent man would have exercised or used under the circumstances in the conduct of his own affairs, or (b) took or omitted to take such action in reliance upon advice of counsel for the corporation or upon statements made or information furnished by officers or employees of the corporation which he had reasonable grounds to believe to be true. The foregoing shall not be exclusive of other rights and defenses to which he may be entitled as a matter of law.

       7.02. INDEMNIFICATION WITH RESPECT TO ACTIONS OTHER THAN BY OR IN THE RIGHT OF THE CORPORATION. The corporation shall indemnify any person who was or is a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer or employee of the corporation, or is or was serving at the request of the corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding had reasonable cause to believe that his conduct was unlawful.

       7.03. INDEMNIFICATION WITH RESPECT TO ACTIONS BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer or employee of the corporation, or is or was serving at the request of the corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that nonindemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

       7.04. ADVANCE PAYMENT. Expenses, including attorneys' fees, incurred in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or employee to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized hereby.

       7.05. OTHER RIGHTS. The indemnification provided by this By-Law shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any statute, by-law, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.

       7.06. INSURANCE. The corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employe or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employe or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this section.

                             ARTICLE VIII.  GENERAL

       8.01. SEAL. The Board of Directors shall provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of the corporation and the state of incorporation and the words "Corporate Seal."

       8.02. FISCAL YEAR. The fiscal year of the corporation shall be as provided in Section 0.05.

                             ARTICLE IX.  AMENDMENTS

       9.01. BY SHAREHOLDERS. These by-laws may be altered, amended or repeated and new by-laws may be adopted by the shareholders by affirmative vote of not less than a majority of the shares present or represented at any annual or special meeting of the shareholders at which a quorum is in attendance.

       9.02. BY DIRECTORS. These by-laws may also be altered, amended or repealed and new by-laws may be adopted by the Board of Directors by affirmative vote of a majority of the number of directors present at any meeting at which a quorum is in attendance, but no by-law adopted by the shareholders shall be amended or repealed by the Board of Directors if the by-law so adopted so provides.

                               September 22, 1977

This is to certify that the attached are true and correct copies of the Amended and Reinstated By-Laws as adopted by ITT Life Insurance Corporation on July 2, 1974.

                         ITT LIFE INSURANCE CORPORATION

                         By /s/ William F. xxxxxx
                           ---------------------------------
                           Senior Vice President & Secretary